Exhibit 99.1

Annual Meeting of Stockholders November 13, 2007 Shops at Legacy Town Center Plano, TX

Inland Western Retail Real Estate Trust, lnc. Agenda Call to Order and Opening Remarks: Robert D. Parks, Chairman of the Board and Affiliated Director Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation: Kevin P. Kelly, Morrow & Co., Inspector of Elections Vote: Mr. Parks Financial Report Steven P. Grirnes, Principal Financial Officer Business Strategy Update: Michael ~:J. O'Hanlon, Senior Vice President and Director of Asset Management Portfolio Update: Niall J. Byrne, Senior Vice President, Western Management Corn panies Report of the Vote: Mr. Kelly Closing Remarks: Mr. Parks

Disclaimers Forward Looking Statements Certain statements in this presentation may constitute "forward-looking statements." Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Federal Private Securities Litigation Reform Act of 1995, and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:  The level and volatility of interest rates;  National or local economic business, real estate and other market conditions, including the ability of the general economy to recover timely from economic downturns;  The effects of inflation and other factors on operating expenses and real estate taxes;  Risks of acquiring real estate, including continued competition for new properties and the downward affect on capitalization rates;  Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected;  Risks of joint venture activities;  The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets;  Financial risks, such as the inability to renew existing tenant leases or obtain debt or equity financing on favorable terms;  The increases in property and liability insurance costs;  Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws;  The ability to maintain our status as a REIT for federal income tax purposes;  The effect of hurricanes and other natural disasters;  Environmental/safety requirements and costs; and  Other risks identified in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of June 30, 2007. This presentation should also be read in conjunction with our Prospectus, our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed with the SEC. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc.

Inland Western Retail Real Estate Trust, Inc. Directors and Executive Officers Robert D. Parks, Chairman of the Board and Director Brenda G. Gujral, Chief Executive Officer and Director Kenneth H. Beard, Director Frank A. Catalano, Director Paul R. Gauvreau, Director Gerald M. Gorski, Director Barbara A. Murphy, Director Roberta S.Matlin, Vice President, Administration and Secretary Steven P. Grimes, Principal Financial Officer and Treasurer

Financial Report Steven P. Grimes Principal Financial Officer shops at Boardwalk Kansas City, MO

Annual Financial Highlights (in thousands, except per share amounts) Total Assets $ 8,328,274 $ 8,085,933 $ 3,955,816 Mortgages and Notes Payable Weighted Average Interest Rate Ratio of Debt to Assets Stockholders' Equity Weighted Average Common Shares Total Revenues $ Total REIT-Level Operating Expenses $ Funds From Operations $ Funds From Operations /Share $ II Distributions Declared $ Distributions Declared / Share $ For further information, please see Form 10-K for years ended 12/31/04 through 12/31/06 12/31/06 12/31/05 12/31/04 $8,328,274 $8,085,933 $3,955,816 $4,313,223 $3,941,011 $1,783,114 4.94% 4.83% 4.58% 51.79% 48% 4.58% $3,508,564 $3,657,679 $1,885,726 $441,816 $350,644 $98,563 $710,103 $518,055 $130,575 $54,475 $31.738 $4,856 $289,747 $232,853 $57,713 $0.66 $0.66 $0.59 $283,903 $223,716 $64,992 $0.64 $ 0.64 $0.66

Year-to-Date Financial Highlights (in thousands, except per share amounts) 06/30/07 12/31/06 Total Assets $8,224,754 $8,328,274 Mortgages and Notes Payable $4,364,535 $4,313,223 Weighted Average Interest Rate 4.93% 4.94% Ratio of Debt to Assets 53.07% 51.79% Stockholders’ Equity $3,410,374 $3,508,564 06/30/07 06/30/06 Weighted Average Common Shares 448,512 439,274 Total Revenues $377,198 $344,468 Total REIT-Level Operating Expenses $18,118 $25,957 Funds From Operations $134,674 $145,984 Funds From Operations/Share $0.30 $0.33 Distributions Declared $144,059 $141,143 Distributions Declared/Share $0.32 $0.32 For further information, please see Form 10-Q for 06/30/07 and Form 10-K for year ended 12/31/06

Inland Western Capitalization Table (dollars & shares in thousands Common shares outstanding 449,830 446,396 Value per share1 $ 1 0,00 $ 10.00 Shareholders' Equity $ 4,498,300 $ 4,463,960 Fixed rate debt Weighted average fixed interest rate Variable rate debt $ 215,402 $ 369,108 Weighted average variable interest rate 6.28% 6.26% Total Debt $ 4,364,535 $ 4,313,222 Total Weighted Average Interest Rate 4.93% 4.94% Cash & cash equivilents Investment in marketable securities $ 280,701 $ 281,262 Net Debt $ 3,915,351 $ 3,804,209 Minority interests $ 105,702 $ 134,775 Preferred equity $ -$ - Firm Book Value $ 8,519,353 $ 8,402,944 (1) Price based on offering price of the shares during public offering period

Schedules of Fees and Expenses Paid or Accrued to Affiliates for 2006 Fees Amount Comments Advisor/Asset $39.5million Not more than 1% per annum Management Fee of average invested real estate assets. Actual fee paid was only 1/2% Offering Costs $0.0 million Total of $457 million paid to date is equal to 9.9% of collected capital Property Management Fees $29.8 million 4.5% of gross income collected from properties Mortgage Servicing Fees $0.7 million $1 50 per loan serviced per month1 Inland Mortgage Corporation $1.1 million Loan brokerage fee of 0.2% (1) Effective May 1, 2005, the mortgage servicing agreement was amended so that if the number of loans being serviced exceeded one hundred, a monthly fee was charged in the amount of $190 per month, per loan being senriced. Effective 2006, the agreement was amended so that if the number of loans being serviced exceeds one hundred, a monthly fee ofTI ' 150' per month, per loan is charged.

Business Strategy Update Michael J. O'Hanlon Sr. Vice President and Director of Asset Management The Gateway Salt Lake City, UT

Strategic Business Plan Focused Asset Management Expand Joint Ventures Pursue Development and Redevelopment Projects

Focused Asset Management Involves strategic short and long-term focus on the portfolio Begins at time of an acquisition - includes asset type, location and demographic decisions Incorporates financial perspective with objective of reducing risk and enhancing value of portfolio Monitors and evaluates opportunities to reposition and re-tenant portfolio Identifies and capitalizes on opportunities via development and redevelopment

Expanding Joint Ventures Advantages

- Income streams from acquisition, development, asset and property management fees increase returns on invested capital
- Two-pronged strategy: Institutional and Development
- Institutional JV program: Partner with financial institution to create a new entity with both contributing equity and Inland Western intially contributing assets. In Q2 2007, Inland Western launched a $1 billion JV with an institutional partner.
- Development JV program: Partner with regional developer expertise with Inland Western contributing equity. Inland Western has funded approximately $57 million for six projects with total estimated cost of $269 million[1].



Huebner Oaks Center
San Antonio, TX


TJ•maxx

John's Creek Village
Duluth, GA

(1) As of June 30, 2007

INLAND WESTERN
Retail Real Estate Trust, Inc.

13

Growing Our Institutional Joint Ventures JV Partner is a large state pension fund, advised by Morgan Stanley Real Estate Advisors Inland Western has already contributed $336 million in assets of the agreed to $500 million, with plans to complete the remainder in 2008 Joint venture will provide approximately $180 million of capital for recycling into new assets The joint venture intends to acquire an additional $500 million in new assets Inland Western will earn fees for administration (asset management), property management, leasing, acquisitions, and dispositions.

Institutional Joint Venture Deal Structure (in thousands) Current Portfolio Total Venture Total assets Mortgage debt (estimated) Equity: Inland Western (20%) JV Partner (80%) Total capitalization Recurring fee income (estimated and annualized) Administration fee Property management Non-recurring fee income (estimated): Acquisition fee Disposition fees (max $1,000) $ 336,009 $1,000,00 $187,784 $550,00 29,645 90,000 118,580 360,000 $336,009 $1,000,000 $ 840 $ 2,500 $ 1439 $ 4,283 $ - $ 1,750 $ - $ 1,000

Development Joint Ventures Estimated Project Estirnated Project SF1 lWEST Equity Project Cost Proposed Tenants2 Preston Trail Village (Dallas, TX) San Gargonio Village (Beaumont, CA) Kohl's Shoppes at Stroud (Stroud, PA) Best Buy, Linens 'N Things, Petsmart, Old Navy, Borders Parkway Town Crossing (Frisco, TX) Super Target, Best Buy Wheatland Towne Crossing (Dallas, TX) Target Lake Mead Crossing (Henderson, NV) Target, Sportsman Warehouse, Staples, Pet Srnart Totals (1) Project SF includes shadow anchors (2) Actual tenants may differ 171,099 $ 3,238 $ 23,800 228,584 $ 5,205 $ 40,396 145,989 $ 4,132 $ 31,300 358,590 $ 8,717 $ 34,869 399,555 $ 8 ,575 $ 37,786 710,775 $ 26,885 $ 100,585 2,014,592 $ 56,752 $ 268,736

Successful Redevelopment Preston Trail Village Closing Date: 41312 006 Total Proforma Cost: $23,800,000 Before.. . Equity Amount: $3,238,000 After

Reaping the Benefits Shoppes at Stroud Closing Date: Total Proforma Cost: Equity Amount: 1/3/2007 $31,300,000 $4,132,475

Portfolio Update Niall J. Byrne Sr. Vice President, Western Management Companies Larkspur Landing Larkspur, CA

Inland Western Portfolio As of June 30,2007 4,096,279 Sq Ft. 2,297,051Sq Ft. 1,923,718Sq Ft. Total GLA by State Morethan 5 MSF +1-5 MSF 1ess than 1 MSF 2,014,760 Sq Ft. 8,382,369 304 properties 46 million square feet owned Located in 38 states and one Canadian province 177 multi-tenant shopping centers 127 free-standing single user net lease properties 7-year average age 97% occupied at June 30,2007 3-mile median household income 24% higher than national average

Inland Western Portfolio As of June 30, 2007 by Annual Base Revenue Distribution/ Other Theater Neighborhood Warehouse 2% 2% Shopping Center 2% 8% Power Single Tenant Retail 8% Office Community 13% Shopping Center 33% 21%

Diversified Tenant Mix No tenant constitutes more than 5% of annualized base rent Top 20 Locations Annualized Base Rent American Express 8 $25,319,196 Mervyn's 25 17,392,678 Hewitl Associates 1 15,106,283 Best Buy 21 12,198,647 PetSmart 34 1 2,006,l 24 Circuit City 18 11,530,262 Eckerd Drug Store 34 10,307,363 Linens 'N Things 25 9,838,667 Ross Dress for Less 32 9,713,865 Stop & Shop 9 9,622,728 Bed Bath & Beyond 26 9,285,837 Sprint 28 9,268,901 Zurich American Insurance 1 8,883,864 Home Depot 9 8,699,128 Wal-Mart 7 7,384,174 Publix 16 7,245,633 Pier 1 Imports 39 6,612,056 Michaels 24 6,377,750 Edward's Multiplex 2 6,123,669 Office Depot 22 6,004,525 Totals $208,921,350 35.41% (1) Based on annualized year-to-date base rental income at 6/30/07 % of Portfolio Revenue(1) 4.29% 2.95% 2.56% 2.07% 2.03% 1.95% 1.75% 1.67% 1.65% 1.63% 1.57% 1 57% 1.51% 1.47% 1.25% 1.23% 1.12% 1.08% 1.04% 1.02%

Strong Anchors Store Names (1) Owned, shadow anchors, and in development as of 06/30/07 # of Locations (1) 26 13 8 13 25 12 18 3

Minimal Bankruptcy As of June 30,2007 Tenant Name Locations Annualized Base Rent % of Portfolio Revenue1 Love Sac $83,143 Curves for Women3 28,963 Claddagh Irish Pub 149,675 Rockaway Bedding 76,800 Athena Healthclu bs 1 118,563 0.02% Friedman's Jewelers 2 66,144 0.01% Totals (1) Based on annualized year-to-date base rental income at 6/30/07 (2) Equates to only $0.001 per share (3) There are 6 locations in the portfolio, but only 1 franchisee has filed for bankruptcy 1 1 1 1 0.01% 0.01% 0.03% 0.01 $523,288(2) 0.09%

Driving Organic Growth Impressive Results for New Leases June 30, 2007 85 new leases signed = 6.3% increase over year-to-date June 30, 2006 382,404 square feet = 45.1% increase over year-to-date June 30, 2006 Total base rental revenue for the first year = $7,306,492 Physical Occupancy 97% December 31, 2006 162 new leases signed = 2.5% increase over year-to-date December 31, 2005 505,564 square feet = 16.0% increase over year-to-date December 31, 2005 Total base rental revenue for the first year = $9,851,980 Physical Occupancy 97%

Stabilized Lease Expirations Lease Expiration of Multi-Tenant Real Estate1 Expiring Rent Per SF Amount of Expiring SF (1) Percentages based on total multi-tenant square footage only as of June 30, 2007 Amount of Square Feet Expiring Rent per Square Feet

Property Marketing

Property Highlights Shops at Legacy Town Center Shops at Legacy Town Center Plano, TX Plano, TX Shops at Legacy Town Center Plano, TX Purchase Date 6/15/07 Leasable Sq. Ft.: 389,163 Purchase Price: $140,000,000 Location: 7200 Bishop Road National Tenants: Angelika Film Center, Starbucks and Marriott International Raised over $400,000 for the Susan G. Komen Breast Cancer Foundation, as venue for the annual Race for the Cure Attracts Locals and Tourists for Outstanding Mix of Retail, Entertainment and Dining including Bob’s Steak & Chop House, Mi Cocina, Jasper’s and Fox Sports Grill Over 10 MM square feet of campus and office space, with corporate or regional headquarters for Fortune 500 companies such as EDS, Pepsico, Frito-Lay, Cadbury Schweppes and Oracle Conveniently located in an influential residential and business community Comprises 2,665 acres of corporate, retail, residential and outdoor space

Property Highlights Gerry Centennial Plaza Oswego, Il Purchase Date: 6/28/07 Leasable Sq. Ft.: 154,017 Purchase Price: US Route 34 and Douglas Road Major Tenants: Bed Bath & Beyond, Michaels, Old Navy and Circuit City Location: $33,778,624

Property Highlights Central Texas Marketplace Waco, TX Purchase Date: 12/22/06 Leasable Sq. Ft.: 525,906 Purchase Price: $77,180,898 Location: I-35 & SR-Loop 340/Highway 6 Major Tenants: Belk, Bed Bath & Beyond, Kohl's, ROSS, Marshalls, Old Navy, Sports Authority and Petco Features strong mix of fashion Attracts customers from tenants including Ann Taylor Loft, expansive trade area Jos A. Bank Clothier, Coldwater Creek and Lane Bryant

Property Highlights Southpark Meadows II Austin, TX Purchase Date: Leasable Sq. Ft.: Purchase Price: Location: Major Tenants: Super Target, JC Penney, Hobby Lobby, Rooms to Go and Bed Bath & Beyond Features the Grove -a community Established "Southpark Before Dark" gathering spot including play area Music Series, capitalizing on Austin's and interactive fountain live music scene Creating Austin's first Annual Holiday Laser Light Show

Marketing Highlights Online Public Relations The Gateway hosts 15,000 participants for the Susan G. omen Race for the Cure Sixteen properties launch television coverage in Mitwaukee consumer websites concert series Gawillg thwsands of shoppers

Marketing Highlights Sales Maple Tree PW "Make A Green True" invitingthe community to the property's gathering space Mom Loyallty Program launched at Shops at Boardwalk the 'Red carpet including a ChristmasTree has become a Los Angeles getaway, shopping spree and Utah tradition tickets to the Academy Awards' Red Carpet The Gateway and Maple Tree Place receive Intl. Council of Shopping Center awards, the Maxi Silver and the Maxi Gold

Closing Robert D. Parks Lincoln Park Dallas, TX

Inland REIT Life Cycle

Where We Are


Concept
Create the concept, business plan and structure of the REIT
Filings
File with SEC, NASD and 50 States for clearance to sell stock
Capital Raise
Continue to Acquire Assets
Joint Ventures; Development; Redevelopment
Liquidity Event
- Sell or merge the company
- List on a National Exchange
- Sell all assets
1 year
1 year
9 months
1- 9 months
2 years
End of Capital Raise
Stabilization of portfolio and operations
Depends on economic conditions
8-10 years
Acquire Assets/Grow FFO
Continue to Grow FFO
Prospectus
Develop and write detailed prospectus and other securities documents
Due Diligence
Broker/Dealer firms perform due diligence & sign agreements to sell stock
Become Self-Administered
Merge with:
- Business Manager
- Property Management Companies
- Consideration solely in stock

INLAND WESTERN
Retail Real Estate Trust, Inc.
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Continuity of a Management Team Michael O'Hanlon Senior Vice President and Director of Asset Management Steven Grimes Principal Financial Officer and Treasurer Senior Vice President Property Management Shane Garrison Vice President Asset Management Dave Bennett Vice President Asset Management Jim Kleifges Principal Accounting Officer

Opportunities For US Successful self-administration advances Inland Western in REIT life cycle Stability provided by same management team focused on Inland Western for last several years. Liquidity event to be explored to provide investor with exit strategy Sole national retail REIT in Inland Group Well positioned in the marketplace Size and scale

Key Definitions Funds From Operations (FFO): The REIT’s net income, plus real estate depreciation and amortization, excluding gains or losses from sales of property The most commonly accepted and reported measure of REIT operating performance Real estate is recorded as an asset when purchased, but the depreciation of the asset is treated as an expense for accounting purposes, and reduces net income Reversing this non-cash expense is viewed as a better measure of the performance of the real estate investment Capitalization Rate (Cap Rate): The property’s net operating income divided by its purchase price Example: Net Operating Income = $750,000 Purchase Price = $10,000,000 Cap Rate = 7.5% Buyers like Higher Rates (loser prices) / sellers like lower Cap Rates (higher prices) In general, if financing costs (interest rate) are less than the Cap Rate, the return will be higher than the Cap Rate if the property is financed (mortgaged)